Exhibit 99.1
------------

For Immediate Release
Date:  January 21, 2003
Contact: Mark D. Bradford, President and Chief Executive Officer, Danise C. Alano, Assistant Vice President, Marketing Director
          Phone: 800.319.2664
          Fax:  812.331.3445
          WWW:  http://www.monroebank.com



                     Monroe Bancorp Reports Record Earnings
                        Total Assets Exceed $500 Million


BLOOMINGTON, Ind. - Monroe Bancorp (NASDAQ: MROE), the parent company of Monroe Bank, reported record earnings of $6,098,000, or $1.00 per share, for 2002, a
6.1 percent increase over the Company's 2001 earnings of $5,749,000, or $0.94 per share. Earnings per share for the quarter ended December 31, 2002 was $0.23, no change from the earnings per share for the fourth quarter of 2001.

As it has for more than 15 consecutive years, Monroe Bancorp also raised annual dividends - up 9.1 percent from the annualized $0.44 per share dividend paid in 2001 to $0.48 per share for 2002. Based upon the closing price on December 31, 2002, ($13.60), the 2002 dividend of $0.48 provided a dividend yield of 3.53 percent.

Mark D. Bradford, President and Chief Executive Officer, commented on these results: "We are pleased to report these positive results for the year. Our accomplishments in 2002 are marked by such events as surpassing the milestone marker of $500 million in assets, earning double-digit percentage growth in deposits, and also earning double-digit percentage growth in non-interest income, which includes a record year for mortgages originated for sale into the secondary market."

The increase in year over year results is in part due to a $1,082,000, or 21.0 percent, increase in total non-interest income (excluding realized and unrealized security gains and losses) that was achieved in part by a 101.2 percent increase in income from the sale of fixed-rate mortgages into the secondary market. The sale of newly originated fixed rate mortgages generated non-interest income of $1,036,000 for 2002, compared to $515,000 in 2001. Deposit account related fee income also contributed to non-interest income growth with a $2,587,000 total for 2002, up 21.6 percent from the $2,128,000 gathered in 2001. Additionally, commissions from the Company's Financial Management Services division, including trust services, brokerage services and branch-based investment sales, grew 7.3 percent to contribute $1,735,000 to non-interest income in 2002, compared to $1,609,000 in 2001. The Company's total 2002 non-interest income, excluding realized and unrealized security gains and losses, was $6,228,000, compared to $5,146,000 in 2001.

The Company's 2002 results were affected by a 67.8 percent increase in the provision for loan losses from $1,050,000 in 2001, to $1,762,000 in 2002. As a result of the increased provision, the ratio of the allowance for loan losses to total loans was 1.17 percent at year-end 2002 as compared to 1.13 percent at year-end 2001 and 1.01 percent at the end of the third quarter of 2002. Nonperforming assets and 90 day past due loans totaled $5,014,000, or 0.94 percent of total assets at December 31, 2002, compared to $3,684,000, or 0.74 percent at December 31, 2001.

Net interest income for the Company (after the provision) grew by $1,089,000, or
6.9 percent, from $15,887,000 for the year ended December 31, 2001 to $16,976,000 for the year ended December 31, 2002.

Total gross loans were $391,315,000 as of December 31, 2002, a 5.2 percent increase over the $371,800,000 at December 31, 2001. Growth within the loan portfolio was affected by the sale of $83,621,000 of fixed rate mortgages and the securitization of another $9,856,000. Total deposits were up 11.0 percent year over year. As of December 31, 2002, total deposits were $398,567,000, compared to $359,206,000 at year-end 2001. Monroe Bancorp's total assets surpassed $500 million, growing 7.6 percent from $495,553,000 at December 31, 2001 to reach $533,317,000 at year-end 2002.

"The foundation upon which our success is built continues to be our focus on service quality and strong loyalty to our communities, customers, employees and shareholders," said Bradford. "Keeping those basic principles in mind while we stay the course with our strategic plan has enabled us not only to respond to, but also to thrive in the all-time low interest rate environment of 2002."


See attachment for additional financial information. For further information, contact: Mark D. Bradford, President and Chief Executive Officer, (812) 331-3455.

Forward-Looking Statements
--------------------------

     This release contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This release contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may" or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins and reduce income from the sales of fixed rate mortgages;
     (3) prepayment speeds, charge-offs and loan loss provisions; (4) general economic conditions, either national or in the markets in which the Company does business, are less favorable than expected; (5) legislative or regulatory changes adversely affect the business of the Company; and (6) changes in real estate values or the real estate markets. Further information on other factors which could affect the financial results of the Company are included in the Company's filings with the Securities and Exchange Commission.

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

                                                                   Quarters Ending                                Years Ending
                                           ---------------------------------------------------------------  -----------------------
                                            Dec 2002     Sept 2002    June 2002    Mar 2002     Dec 2001     Dec 2002     Dec 2001
                                           ---------------------------------------------------------------  -----------------------
        BALANCE SHEET *
----------------------------------------------------------------------------------------------------------  -----------------------
Cash and Due from Banks                    $   20,526   $   16,705   $   17,575   $   12,878   $   17,276   $   20,526   $   17,276
----------------------------------------------------------------------------------------------------------  -----------------------
Federal Funds Sold                                 --           --        9,200        8,100           --           --           --
----------------------------------------------------------------------------------------------------------  -----------------------
Securities                                    103,779      103,715      102,222       88,528       88,450      103,779       88,450
----------------------------------------------------------------------------------------------------------  -----------------------
Total Loans                                   391,315      390,364      381,267      376,881      371,800      391,315      371,800
----------------------------------------------------------------------------------------------------------  -----------------------
     Loans Held for Sale                        7,417        8,276        1,344        2,432        8,032        7,417        8,032
----------------------------------------------------------------------------------------------------------  -----------------------
     Commercial & Industrial                   78,062       76,431       76,847       74,197       73,724       78,061       73,724
----------------------------------------------------------------------------------------------------------  -----------------------
     Real Estate:
----------------------------------------------------------------------------------------------------------  -----------------------
          Commercial                           89,492       85,260       84,807       75,154       71,611       89,492       71,611
----------------------------------------------------------------------------------------------------------  -----------------------
          Residential                         148,521      150,952      150,914      158,463      154,320      148,521      154,320
----------------------------------------------------------------------------------------------------------  -----------------------
          Construction & Vacant Land           27,470       29,885       29,748       28,318       28,013       27,470       28,013
----------------------------------------------------------------------------------------------------------  -----------------------
          Home Equity                          17,927       16,887       15,050       14,821       13,637       17,927       13,637
----------------------------------------------------------------------------------------------------------  -----------------------
     Installment Loans                         22,426       22,673       22,557       23,496       22,463       22,426       22,463
----------------------------------------------------------------------------------------------------------  -----------------------
Reserve for Loan Losses                         4,574        3,931        4,186        4,278        4,198        4,574        4,198
----------------------------------------------------------------------------------------------------------  -----------------------
Bank Premises and Equipment                    11,793       11,923       11,977       11,842       11,633       11,793       11,633
----------------------------------------------------------------------------------------------------------  -----------------------
Federal Home Loan Bank Stock                    1,882        1,882        1,882        1,882        1,534        1,882        1,534
----------------------------------------------------------------------------------------------------------  -----------------------
Interest Receivable and Other Assets            8,596        8,347        8,507        7,942        9,058        8,596        9,058
----------------------------------------------------------------------------------------------------------  -----------------------
           Total Assets                    $  533,317   $  529,005   $  528,444   $  503,775   $  495,553   $  533,317   $  495,553
----------------------------------------------------------------------------------------------------------  -----------------------

----------------------------------------------------------------------------------------------------------  -----------------------
Total Deposits                             $  398,567   $  404,291   $  403,496   $  382,509   $  359,206   $  398,567   $  359,206
----------------------------------------------------------------------------------------------------------  -----------------------
     Non-Interest Checking                     60,476       60,281       59,487       58,108       55,034       60,476       55,034
----------------------------------------------------------------------------------------------------------  -----------------------
     Interest Checking & NOW                   81,160       76,150       65,530       62,749       65,925       81,160       65,925
----------------------------------------------------------------------------------------------------------  -----------------------
     Regular Savings                           22,459       23,153       18,338       19,330       16,840       22,459       16,840
----------------------------------------------------------------------------------------------------------  -----------------------
     Money Market Savings                      53,865       59,750       69,078       67,144       64,802       53,865       64,802
----------------------------------------------------------------------------------------------------------  -----------------------
     CDs Less than $100,000                    99,930      107,556      103,687       97,418       87,137       99,930       87,137
----------------------------------------------------------------------------------------------------------  -----------------------
     CDs Greater than $100,000                 69,910       66,195       77,033       67,605       60,180       69,910       60,180
----------------------------------------------------------------------------------------------------------  -----------------------
     Other Time                                10,767       11,206       10,343       10,155        9,288       10,767        9,288
----------------------------------------------------------------------------------------------------------  -----------------------
Total Borrowings                               85,240       75,562       76,853       73,729       89,997       85,240       89,997
----------------------------------------------------------------------------------------------------------  -----------------------
     Federal Funds Purchased                   10,050          200           --           --       21,900       10,050       21,900
----------------------------------------------------------------------------------------------------------  -----------------------
     Securities Sold Under Repurchase
          Agreements                           39,158       39,274       39,903       34,600       36,312       39,158       36,312
----------------------------------------------------------------------------------------------------------  -----------------------
     FHLB Advances                             34,956       34,999       35,540       37,630       30,658       34,956       30,658
----------------------------------------------------------------------------------------------------------  -----------------------
     Loans Sold Under Repurchase Agreement
          and Other Notes Payable               1,076        1,089        1,410        1,499        1,127        1,076        1,127
----------------------------------------------------------------------------------------------------------  -----------------------
Interest Payable and Other Liabilities          5,247        5,646        5,639        6,137        5,666        5,247        5,666
----------------------------------------------------------------------------------------------------------  -----------------------
          Total Liabilities                   489,054      485,499      485,988      462,375      454,869      489,054      454,869
----------------------------------------------------------------------------------------------------------  -----------------------
Shareholders Equity                            44,263       43,506       42,456       41,400       40,684       44,263       40,684
----------------------------------------------------------------------------------------------------------  -----------------------
          Total Liabilities and
            Shareholders' Equity           $  533,317   $  529,005   $  528,444   $  503,775   $  495,553   $  533,317   $  495,553
----------------------------------------------------------------------------------------------------------  -----------------------

----------------------------------------------------------------------------------------------------------  -----------------------
Book Value Per Share                       $     7.25   $     7.13   $     6.96   $     6.79   $     6.67   $     7.25   $     6.67
----------------------------------------------------------------------------------------------------------  -----------------------
End of Period Shares Outstanding            6,103,869    6,102,529    6,101,055    6,099,779    6,098,503    6,103,869    6,098,503
----------------------------------------------------------------------------------------------------------  -----------------------

* period end numbers

                                                                        Quarters Ending                             Years Ended
                                                    ---------------------------------------------------------  --------------------
        INCOME STATEMENT                            Dec 2002   Sept 2002   June 2002   Mar 2002    Dec 2001    Dec 2002    Dec 2001
-------------------------------------------------------------------------------------------------------------  --------------------
Net Interest Income                                 $  4,748   $  4,716    $  4,647    $  4,627    $  4,452    $ 18,738    $ 16,937
-------------------------------------------------------------------------------------------------------------  --------------------
Loan Loss Provision                                      805        405         276         276         505       1,762       1,050
-------------------------------------------------------------------------------------------------------------  --------------------
Total Non-Interest Income                              1,832      1,494       1,329       1,415       1,596       6,070       4,916
-------------------------------------------------------------------------------------------------------------  --------------------
     Service Charges on Deposit Accounts                 659        671         662         595         588       2,587       2,128
-------------------------------------------------------------------------------------------------------------  --------------------
     Trust Fees                                          208        254         239         217         188         918         839
-------------------------------------------------------------------------------------------------------------  --------------------
     Commission Income                                   210        196         203         208         268         817         770
-------------------------------------------------------------------------------------------------------------  --------------------
     Gain on Sale of Loans                               404        239         174         219         204       1,036         515
-------------------------------------------------------------------------------------------------------------  --------------------
     Realized Gains (Losses) on Securities                 6        151          46          --         (11)        203          (6)
-------------------------------------------------------------------------------------------------------------  --------------------
     Unrealized Gains (Losses) on Trading
       Securities                                         --
-------------------------------------------------------------------------------------------------------------  --------------------
          Associated with Directors' Deferred
            Comp Plan                                     83       (239)       (192)        (13)         51        (361)       (224)
-------------------------------------------------------------------------------------------------------------  --------------------
     Other Operating Income                              262        222         197         189         169         870         894
-------------------------------------------------------------------------------------------------------------  --------------------
Total Non-Interest Expense                             3,727      3,330       3,364       3,510       3,479      13,931      12,046
-------------------------------------------------------------------------------------------------------------  --------------------
     Salaries & Wages                                  1,509      1,520       1,522       1,444       1,337       5,995       5,319
-------------------------------------------------------------------------------------------------------------  --------------------
     Commissions & Incentive Compensation                282        358         294         296         291       1,230         886
-------------------------------------------------------------------------------------------------------------  --------------------
     Employee Benefits                                   369        287         286         375         314       1,317       1,158
-------------------------------------------------------------------------------------------------------------  --------------------
     Premises & Equipment                                592        595         600         595         522       2,382       1,968
-------------------------------------------------------------------------------------------------------------  --------------------
     Advertising                                         109        127         180         168         166         584         552
-------------------------------------------------------------------------------------------------------------  --------------------
     Appreciation (Depreciation) in Directors'            --
-------------------------------------------------------------------------------------------------------------  --------------------
         Deferred Compensation Plan                      117       (229)       (178)         --         197        (290)       (158)
-------------------------------------------------------------------------------------------------------------  --------------------
     Other Operating Expenses                            749        672         660         632         652       2,713       2,321
-------------------------------------------------------------------------------------------------------------  --------------------
Income Before Income Tax                               2,048      2,475       2,336       2,256       2,063       9,115       8,757
-------------------------------------------------------------------------------------------------------------  --------------------
Income Tax Expense                                       669        818         773         757         687       3,017       3,008
-------------------------------------------------------------------------------------------------------------  --------------------
Net Income After Tax & Before Extraordinary Items      1,379      1,657       1,563       1,499       1,376       6,098       5,749
-------------------------------------------------------------------------------------------------------------  --------------------
Extraordinary Items                                       --         --          --          --          --          --          --
-------------------------------------------------------------------------------------------------------------  --------------------
Net Income                                          $  1,379   $  1,657    $  1,563    $  1,499    $  1,376    $  6,098    $  5,749
-------------------------------------------------------------------------------------------------------------  --------------------

-------------------------------------------------------------------------------------------------------------  --------------------
Basic Earnings Per Share                                0.23   $   0.27    $   0.26    $   0.25    $   0.23    $   1.00    $   0.94
-------------------------------------------------------------------------------------------------------------  --------------------
Diluted Earnings Per Share                              0.23       0.27        0.26        0.25        0.23        1.00        0.94
-------------------------------------------------------------------------------------------------------------  --------------------

                                                                   Quarters Ending                                Years Ending
                                           ---------------------------------------------------------------  -----------------------
        ASSET QUALITY                       Dec 2002    Sept 2002    June 2002     Mar 2002     Dec 2001     Dec 2002     Dec 2001
----------------------------------------------------------------------------------------------------------  -----------------------
Net Charge-Offs                            $     162    $     660    $     340    $     196    $     219    $   1,358    $     724
----------------------------------------------------------------------------------------------------------  -----------------------
OREO Expenses (Gains)                             21           17           52           11           51          101           80
----------------------------------------------------------------------------------------------------------  -----------------------
    Total Credit Charges                   $     183    $     677    $     392    $     207    $     270    $   1,459    $     759
----------------------------------------------------------------------------------------------------------  -----------------------

----------------------------------------------------------------------------------------------------------  -----------------------
Non-Performing Loans                       $   4,316    $   2,441    $   2,834    $   1,936    $   1,474    $   4,316    $   1,474
----------------------------------------------------------------------------------------------------------  -----------------------
OREO                                             110          377          280          352          505          110          505
----------------------------------------------------------------------------------------------------------  -----------------------
      Non-Performing Assets                    4,426        2,818        3,114        2,288        1,979        4,426        1,979
----------------------------------------------------------------------------------------------------------  -----------------------
90 Day Past Due Loans net of NPLs                588          883        1,182        1,140        1,705          588        1,705
----------------------------------------------------------------------------------------------------------  -----------------------
      Non Performing Assets+ 90PD/Assets   $   5,014    $   3,701    $   4,296    $   3,428    $   3,684    $   5,014    $   3,684
----------------------------------------------------------------------------------------------------------  -----------------------

----------------------------------------------------------------------------------------------------------  -----------------------
        RATIO ANALYSIS - CREDIT QUALITY*
----------------------------------------------------------------------------------------------------------  -----------------------
NCO/Loans                                       0.17%        0.68%        0.36%        0.21%        0.24%        0.35%        0.19%
----------------------------------------------------------------------------------------------------------  -----------------------
Credit Charges/Loans & OREO                     0.19%        0.69%        0.41%        0.22%        0.29%        0.37%        0.20%
----------------------------------------------------------------------------------------------------------  -----------------------
Non-Performing Loans/Loans                      1.10%        0.63%        0.74%        0.51%        0.40%        1.10%        0.40%
----------------------------------------------------------------------------------------------------------  -----------------------
Non Performing Assets/Loans &OREO               1.13%        0.72%        0.82%        0.61%        0.53%        1.13%        0.53%
----------------------------------------------------------------------------------------------------------  -----------------------
Non-Performing Assets/Assets                    0.83%        0.53%        0.59%        0.45%        0.40%        0.83%        0.40%
----------------------------------------------------------------------------------------------------------  -----------------------
Non Performing Assets+ 90PD/Assets              0.94%        0.70%        0.81%        0.68%        0.74%        0.94%        0.74%
----------------------------------------------------------------------------------------------------------  -----------------------
Reserve/Non Performing Loans                  105.98%      161.04%      147.71%      220.97%      284.80%      105.98%      284.80%
----------------------------------------------------------------------------------------------------------  -----------------------
Reserve/Loans                                   1.17%        1.01%        1.10%        1.14%        1.13%        1.17%        1.13%
----------------------------------------------------------------------------------------------------------  -----------------------
Equity & Reserves/NPA                        1103.41%     1683.36%     1497.82%     1996.42%     2267.91%     1103.41%     2267.91%
----------------------------------------------------------------------------------------------------------  -----------------------
OREO/NPA                                        2.49%       13.38%        8.99%       15.38%       25.52%        2.49%       25.52%
----------------------------------------------------------------------------------------------------------  -----------------------

----------------------------------------------------------------------------------------------------------  -----------------------
        RATIO ANALYSIS - CAPITAL ADEQUACY *
----------------------------------------------------------------------------------------------------------  -----------------------
Equity/Assets                                   8.30%        8.22%        8.03%        8.22%        8.21%        8.30%        8.21%
----------------------------------------------------------------------------------------------------------  -----------------------
Equity/Loans                                   11.31%       11.14%       11.14%       10.98%       10.94%       11.31%       10.94%
----------------------------------------------------------------------------------------------------------  -----------------------

----------------------------------------------------------------------------------------------------------  -----------------------
        RATIO ANALYSIS - PROFITABILITY
----------------------------------------------------------------------------------------------------------  -----------------------
Return on Average Assets                        1.03%        1.24%        1.21%        1.22%        1.13%        1.17%        1.26%
----------------------------------------------------------------------------------------------------------  -----------------------
Return on Average Equity                       12.45%       15.25%       14.91%       14.77%       13.47%       14.32%       14.52%
----------------------------------------------------------------------------------------------------------  -----------------------
Net Interest Margin (tax-equivalent)            3.95%        3.94%        4.05%        4.13%        4.10%        4.02%        4.17%
----------------------------------------------------------------------------------------------------------  -----------------------

   *  Based on period end numbers